Exhibit 3.1

                        Specimen Common Stock Certificate

                           INCORPORATED UNDER THE LAWS
                             OF THE STATE OF NEVADA

                          [Graphics: Picture of Eagle]

            Number                                    Shares

            [     ]                                   [     ]

                                  NexMed, Inc.

CUSIP NO. 652903 10 5

AUTHORIZED COMMON STOCK: 40,000,000             10,000,000 PREFERRED
PAR VALUE: $.001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

                                  NexMed, Inc.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

________________________     [SEAL]   _________________________
  Secretary                                 President

Countersigned and Registered:
Continental Stock Transfer & Trust Company
Transfer Agent and Registrar
By:
Authorized Officer


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NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

      TEN COM-- as tenants in common             UNIF GIFT MIN ACT-  Custodian
      TEN ENT-- as tenants by the entireties                  (Cust)     (Minor)
      JT TEN--as joint tenants with right of     under Uniform Gifts to Minors
                 survivorship and not as         Act_________________________
                  tenants in common                         (State)

                                   Additional abbreviations may also be used though not in the above list

         For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


[                              ]
________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

_______________________________________________________________________Shares of
the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________

               _________________________________________________________________
               NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the Certificate in every particular without alteration or enlargement or any change whatever